UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 13, 2005
AVONDALE INCORPORATED
(Exact name of registrant as specified in its charter)

Georgia	33-68412	58-0477150
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

506 South Broad Street Monroe, Georgia (Address of principal executive offices)		30655 (Zip code)
Registrant’s telephone number, including area code: (770) 267-2226
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
U. S. Department of Justice Notification
     The Company received a grand jury subpoena issued by the U.S. District Court for the Eastern District of North Carolina on January 20, 2004. The subpoena concerned the production of documents and records in connection with an investigation being conducted by the Antitrust Division of the U. S. Department of Justice relating generally to the manufacture, sale, purchase and distribution of open-end spun yarns. The Antitrust Division of the U. S. Department of Justice advised the Company on October 11, 2005 that the grand jury investigation has been closed, without any action taken against the Company.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2005	AVONDALE INCORPORATED
	By:	/s/Jack R. Altherr, Jr.
Jack R. Altherr, Jr.
Vice Chairman and Chief Financial Officer